UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

date of Report (Date of earliest event reported): April 28, 2020

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MRC Global inc.

(Exact name of registrant as specified in its charter)

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Identification Number)
Delaware (State or other jurisdiction of incorporation)	001-35479 (Commission File Number)	20-5956993 (I.R.S. Employer Identification Number)
Fulbright Tower, 1301 McKinney Street, Suite 2300 Houston, Texas 77010 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (877) 294-7574

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MRC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02Results of Operations and Financial Condition

On April 28, 2020, MRC Global Inc. (“MRC Global” or the “Company”) issued a press release announcing its financial results for the three months ended March 31, 2020. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 7.01Regulation FD Disclosure.

Earnings Presentation

On April 28, 2020, MRC Global Inc. announced its financial results for the three months ended March 31, 2020. In conjunction with this release, the Company issued a presentation summarizing the highlights of the financial results (the “Earnings Presentation”). A copy of the Earnings Presentation is furnished as Exhibit 99.2 to this Form 8-K and is incorporated herein by reference.

The information contained in the Earnings Presentation is summary information that should be considered in the context of MRC Global’s filings with the Securities and Exchange Commission and other public announcements that MRC Global may make by press release or otherwise from time to time. The Earnings Presentation speaks as of the date of this Current Report on Form 8-K. While MRC Global may elect to update the Earnings Presentation in the future or reflect events and circumstances occurring or existing after the date of this Current Report on Form 8-K, MRC Global specifically disclaims any obligation to do so. The Earnings Presentation will also be posted in the Investor Relations section of MRC Global’s website,  http://www.mrcglobal.com.

The information referenced under Item 7.01 (including Exhibit 99.2 referenced under Item 9.01 below) of this Current Report on Form 8-K is being “furnished” under “Item 7.01. Regulation FD Disclosure” and, as such, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section. The information set forth in this Current Report on Form 8-K (including Exhibit 99.2 referenced under Item 9.01 below) shall not be incorporated by reference into any registration statement, report or other document filed by MRC Global pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press release of MRC Global Inc. dated April 28, 2020

99.2	Earnings Presentation of MRC Global Inc. dated April 28, 2020
104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document

INDEX TO EXHIBITS

re

Exhibit No.	Description
99.1	Press release dated April 28, 2020
99.2	Earnings Presentation dated April 28, 2020
104	Cover Page Interactive Data File – The cover page XBRL tags from this Current Report on Form 8-K are imbedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 28, 2020

MRC GLOBAL Inc.

By:	/s/ Kelly Youngblood
Kelly Youngblood
Executive Vice President and Chief Financial Officer